Investments accounted for using the equity method	12 Months Ended
Dec. 31, 2023
Investments accounted for using the equity method
Investments accounted for using the equity method

Note 6. Investments accounted for using the equity method

On September 26, 2023, pursuant to the terms of the Catalys Option Agreement, the Company exercised its option to buy 30% (1,500,000 ordinary shares) of Hepalys at an aggregate exercise price of ¥300 (equal to €1.90). Following the receipt of the exercise notice, Hepalys’s Board of Directors authorized the transfer of the 1,500,000 ordinary shares from Catalys to the Company on October 11, 2023.

As of October 11, 2023, the acquisition date, the fair value of this option amounts to $3.6 million (€3.4 million), corresponding to the estimated fair value of the ordinary shares acquired when exercising the option. The fair value of the ordinary shares has been estimated based on a backsolve option pricing model taking into account the preferred shares market value issued by Hepalys on September 29, 2023. The parameters of the option pricing model are a volatility of 68%, a risk-free rate of 2%, and a maturity of 8 years.

Concurrently, on September 29, 2023, Hepalys’s shareholders agreed to a capital increase of $13 million, in which the Company did not take part, resulting in a dilution of the Company’s ownership down to 15%. As of December 31, 2023, the Company owns 15% of the shares of Hepalys.

The Company analyzed its ownership of Hepalys and concluded that, as of December 31, 2023, it has a significant influence but not control or joint control of Hepalys. The significant influence is reflected through the ownership of percentage of interests held, the percentage of potential voting rights owned by the Company including the option, under the Catalys Shareholders Agreement, to acquire all outstanding shares of Hepalys at a pre-agreed multiple of post-money valuation that was exercisable as at December 31, 2023, as well as the active participation in the business of Hepalys in the framework of the Hepalys License Agreement.

The investment in Hepalys is accounted for using the equity method of accounting as of December 31, 2023.

The tables below provide the summarized statement of financial position of Hepalys. The disclosed information reflects the amounts presented in the financial statements of Hepalys and not the Company's share of those amounts. They have been amended to reflect adjustments made by the Company when using the equity method, in this case fair value adjustments. The tables below provide also the reconciliation between the Hepalys statement of financial position and the carrying amount in the Company statement of financial position.

	December 31,	October 11,
(in thousands of euros)	2023	2023
Intangible assets	20,278	20,656
Total non-current assets	20,278	20,656
Other current assets	44	13
Cash and cash equivalents	1,082	11,569
Total current assets	1,126	11,582
Deferred assets	41	2
Total assets	21,444	32,240

Capital stock	640	5,877
Capital reserve	22,656	17,176
earnings brought forward	(178)	(176)
Net loss for the period	(1,111)	(232)
Treasury Shares	(812)	0
Shareholders’ equity	21,194	22,645
Total non-current liabilities	—	—
Trade payables	237	9,590
Other current liabilities	13	6
Total current liabilities	250	9,596
Total equity and liabilities	21,444	32,240

Opening net assets	22,645	—
Loss for the period	(879)	—
Other comprehensive income	247	—
Capital variations	(819)	—
Closing net assets	21,194	—

Group's share in %	15%	15%
(in thousands of euros)
Group's share	3,267	3,406
Elimination of unrealised profit on downstream sales	(1,881)	—
Goodwill	38	—
Carrying amount	1,425	3,406